SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                        Date of Report September 9, 1997


                                    DCX, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                          0-14273                   84-0868815
--------                          -------                   ----------
(State of                       (Commission                (IRS Employer
incorporation)                  File Number)             Identification No.)



3002 North State Highway 83, Franktown, CO                  80116-0569
(Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (303) 688-6070





                                 Not Applicable
          (Former name or former address, if changed since last report)

So much of the report appearing below is changed as indicated by the underlined text:

Item 9. Sales of Equity Securities Pursuant to Regulation S.
------------------------------------------------------------

On September 9, 1997, the Company sold a total of 800 shares of Series A 6% Cumulative Convertible Redeemable Preferred Stock par value $.001 ("Series A Preferred"), pursuant to Regulation S. The total sale was $800,000 in an offering amounting to $1,100,000.
Transition  Partners,  Limited of Boulder, Colorado
---------------------------------------------------
acted as the Company's placement agent for the transaction. The sale was made in a private offshore transaction to two non US entities who represented to the Company that they were sophisticated investors. Subsequently, on September 18, the company sold 200 additional shares in the same offering to a third offshore entity for $200,000 who also represented to the Company that it was a sophisticated investor.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DCX, Inc.
                                   (Registrant)


September 29, 1997                  by: /s/  Fred Beisser
                                       -----------------------------------------
                                      (Signature)
                                       Frederick G. Beisser
                                       Secretary, Treasurer & Vice President
                                       - Finance & Administration